                                                                     EXHIBIT 9.1


                              AMENDED AND RESTATED
                             VOTING RIGHTS AGREEMENT



         This Amended and Restated Voting Rights Agreement (the "AGREEMENT") is made as of this 3rd day of November, 1993 by and among Transkaryotic Therapies, Inc. (the "Company'), the holders of the Company's Class B Preferred Stock (the "CLASS B HOLDERS"), and the Purchasers listed on Exhibit A hereto (the "CLASS C PURCHASERS" and together with the Class B Holders, the "PURCHASERS").

                              W I T N E S S E T H:

         WHEREAS, simultaneously with the execution of this Agreement, the Purchasers and the Company are entering into a Class C Preferred Stock and Warrant Purchase Agreement (the "STOCK PURCHASE AGREEMENT") pursuant to which the Class C Purchasers are purchasing certain "Units," each of which consists of two shares of the Class C Preferred Stock, par value $1.00 of the Company (the "CLASS C PREFERRED STOCK") and a common stock purchase warrant (the "Warrants") for the purchase of one share of the Common Stock, par value $.01 per share, of the Company; and

         WHEREAS, this Agreement will become effective, and shall amend and restate the Voting Rights Agreement, dated as of February 14, 1992, among the Company and the parties listed therein (the "PRIOR VOTING AGREEMENT"), only upon the execution and delivery hereof by Class B Holders holding at least 66 and 2/3% of the Class B Preferred Stock, par value $1.00 per share, of the Company (the "CLASS B PREFERRED STOCK").

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained, the parties agree with each other as follows:

         1.    Definitions.
               -----------

               1.1. GENERALLY. Terms defined in the Stock Purchase Agreement and not otherwise defined herein shall have the same meaning herein as therein.

               1.2. "VOTING SECURITIES" shall mean (i) the Common Stock held by Warburg Pincus Capital Company L.P. ("Warburg"), (ii) the Class B Preferred Stock held by the Class B Holders, (iii) the Class C Preferred Stock held by the Purchasers, (iv) all shares of Common Stock issued to the Class B Holders or the Purchasers upon conversion of the Class B or Class C Preferred Stock or upon exercise of the Warrants, and (v) all shares of Common Stock issued to Warburg upon exercise of the Common Stock Purchase Warrant, dated September 12, 1991, held by Warburg. Voting Securities will continue to be Voting Securities in the hands of transferees of any holder of the Voting Securities (other than the Company and purchasers pursuant to a registered public offering or Rule 144 transaction).

         2. VOTING RIGHTS. Each Purchaser hereby agrees to vote its respective Voting Securities, and otherwise to use its respective best efforts as a shareholder, director and/or officer of the Company, to fix the number of directors of the Company at six (6) and to elect to the Board of Directors (i) two members designated by the holders of a majority of the Class A Preferred Stock, (ii) two members designated by management of the Company, (iii) one member designated by the holders of the Class B Preferred Stock and Class C Preferred Stock (collectively, the "ADDITIONAL PREFERRED STOCK") voting together as one class (the number of votes of each such holder being equal to the number of shares of Common Stock into which such shares of preferred stock are convertible on the applicable record date), and (iv) one member designated by the Board of Directors (each a "DESIGNATING PARTY").

         In the absence of any designation by a Designating Party, the director(s) previously designated by it and then serving shall be reelected if still eligible to serve as provided herein.

         Any vacancy on the Board of Directors created by the resignation, removal, incapacity or death of any person designated under this Section 2 shall be filled by another person designated by the Designating Party entitled to designate a director to fill such vacancy. The Purchasers shall vote their respective Voting Securities in accordance with the new designation, and any such vacancy shall not be filled in the absence of a new designation by such Designating Party.

         3. TERMINATION. This Agreement shall terminate on the earlier to occur of (i) the date on which the Company closes an Initial Public Offering (as defined in the Stock Purchase Agreement), (ii) the tenth anniversary of the Closing or (iii) the date on which there are no shares of Class B Preferred Stock and Class C Preferred Stock outstanding.

         4. LEGEND. The Company shall cause each certificate representing Voting Securities to include the following legend:

                    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A VOTING AGREEMENT DATED AS OF NOVEMBER 3, 1993, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE CORPORATION.

Notwithstanding the foregoing, the Company shall be under no obligation to cancel and reissue any outstanding certificate representing Class B Preferred Stock for the purpose of adding the foregoing legend, provided, however, that at such time as any Class B Holder transfers any shares of Class B Preferred Stock or requests a replacement certificate or transfers, the Company agrees to include the legend set forth below on such new or replacement certificates issued in connection therewith.

         5. REMEDIES. Each party to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction in order to enforce or prevent any violations of the provisions of this Agreement.

         6. NOTICES. All notices or other communications required or permitted to be delivered hereunder shall be in writing signed by the party giving the notice: to the Company at Transkaryotic Therapies, Inc. 195 Albany Street, Cambridge, Massachusetts 02139, Attention: President and Chief Executive Officer, with a copy to the Company's Founder and Chief Scientific Officer, and a copy to Leslie H. Shapiro, Esq., Bingham, Dana & Gould, 150 Federal Street, Boston, Massachusetts 02110; to each Purchaser at its address given in writing from time to time to the Company, with a copy to Hale & Dorr, 60 State Street, Boston, Massachusetts 02109, Attention: John A. Burgess, Esq. and Willkie, Farr and Gallagher, One Citicorp Center, 155 East 53rd Street, New York, New York 10022, Attention: Deborah Bode, Esq.; or to such other address as may be furnished in writing to the other parties hereto. Notices shall be deemed effectively given upon actual receipt, or if earlier, five (5) business days after (a) deposit in the United States mail, postage prepaid, or (b) prepaid delivery to a nationally recognized courier service, in each case, addressed to the recipient at the address set forth above.


         7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the matters contemplated herein. This Agreement supersedes any and all prior oral or written understandings as to the subject matter of this Agreement.

         7A.   NEW PURCHASERS. The Company will not issue any shares of Class B
Preferred Stock, or any shares of Class C Preferred Stock pursuant to the Stock Purchase Agreement, unless the purchaser of such shares shall have first executed an Instrument of Accession in the form of Exhibit B hereto if such Person is not already a party to this Agreement.

         8. AMENDMENTS, WAIVERS AND CONSENTS. Any amendments to this Agreement, and any waivers of the provisions hereof, shall be in writing. Any provision of this Agreement relating to the rights of holders of the Additional Preferred Stock may be waived with the concurrence of the holders of at least 66 2/3% of the Additional Preferred Stock voting together as one class as set forth in Section 2 above. This Agreement may be amended or terminated with respect to the holders of the Additional Preferred Stock at any time with the concurrence of the holders of at least 66 2/3% of the Additional Preferred Stock voting together as one class as set forth in Section 2 above.

         9. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors, transferees and assigns of the respective parties hereto (other than the Company and purchasers pursuant to a registered offering or Rule 144(k) transaction). No party to this Agreement may assign any right granted or implied by this Agreement apart from a transfer of Voting Securities. No party to this Agreement may transfer Voting Securities to any person (other than the Company and purchasers pursuant to a registered offering or Rule 144 transaction) until such person has agreed to be bound by the provisions of this Agreement.

         10. MISCELLANEOUS. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement the singular includes the plural; the plural, the singular; the masculine gender includes the neuter, masculine and feminine genders. This Agreement shall be governed by and construed under the internal laws of the State of Delaware.

         11. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any. provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provisions had never been contained herein.

         Signed, sealed and delivered as of the date first written above.

                                     COMPANY:
                                     -------

                                     TRANSKARYOTIC THERAPIES, INC.




                                     By: /s/ K. Michael Forrest
                                        ---------------------------------
                                        Title: President and CEO
                                               --------------------------

                                     PURCHASERS:
                                     ----------

                                     WARBURG PINCUS CAPITAL COMPANY, L.P.
                                               (312,500 units)

                                     By: Warburg Pincus & Co., General Partner


                                         By: /s/ Rodman W. Moorhead, III
                                             -----------------------------
                                         Title:Managing Director
                                               ---------------------------

                                     TKT PARTNERS LIMITED PARTNERSHIP
                                                 (62,500 units)

                                     By: Medical Portfolio Management, Inc.,
                                         as General Partner

                                         By: /s/ Ansbert Gadicke
                                             ------------------------------
                                         Title: Managing Partner
                                                ---------------------------

                                     /s/ Alejandro Zaffaroni
                                     --------------------------------------
                                     Alejandro Zaffaroni, Ph.D.
                                           (12,500 units)


                                     H&Q HEALTHCARE INVESTORS**
                                           (12,500 units)


                                     By: /s/ Kimberley L. Carroll
                                         ----------------------------------
                                     Title:Treasurer
                                           --------------------------------

         **LIMITATION OF LIABILITY. The name H&Q Healthcare Investors is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated April 21, 1987, as amended. All persons dealing with H&Q Healthcare Investors must look solely to the trust property for the enforcement of any claim against H&Q Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Healthcare Investors.


                                     H&Q LIFE SCIENCES INVESTORS***
                                             (6,250 units)


                                     By: /s/ Kimberley L. Carroll
                                        -----------------------------------
                                     Title:Treasurer
                                           --------------------------------


         ***LIMITATION OF LIABILITY. The name H&Q Life Sciences Investors is the designation of the Trustees for the time being under a Declaration of Trust dated February 20, 1992, as amended. All persons dealing with H&Q Life Sciences Investors must look solely to the trust property for the enforcement of any claim against H&Q Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Life Sciences Investors.

                                     HUGO de NEUFVILLE & JOHN P.
                                      de NEUFVILLE, TTEES, UAD 7/01/92,
                                      HUGO de NEUFVILLE REVOCABLE TRUST:
                                              (6,500 units)


                                     By: /s/ John P. de Neufville
                                         ----------------------------------
                                     Title:Trustee
                                           --------------------------------


                                     MARGARET W. de NEUFVILLE & JOHN P.
                                      de NEUFVILLE, TTEES, UAD 7/01/92,
                                      MARGARET W. de NEUFVILLE
                                      REVOCABLE TRUST:
                                                (6,500 units)


                                     By: /s/ John P. de Neufville
                                         ----------------------------------
                                     Title:Trustee
                                           --------------------------------


                                     JOHN P. de NEUFVILLE & MELY RAHN,
                                      TTEES, UAD 4/13/70, FBO
                                      CAROL de NEUFVILLE (6,500 units)


                                     By: /s/ John P. de Neufville
                                        -----------------------------------
                                     Title:Trustee
                                           --------------------------------


                                     JOHN P. de NEUFVILLE & MELY RAHN,
                                      TRUSTEES, U/A DTD 12/23/76 FBO
                                      DAVID T. de NEUFVILLE (6,500 units)


                                     By: /s/ John P. de Neufville
                                        -----------------------------------
                                     Title:Trustee
                                           --------------------------------

                                     JOHN P. de NEUFVILLE & MELY RAHN,
                                      TRUSTEES, UAD 12/23/76 FBO
                                      JOHN HOWARD de NEUFVILLE (3,500 units)


                                     By: /s/ John P. de Neufville
                                        -----------------------------------
                                     Title:Trustee
                                           --------------------------------


                                     JOHN P. de NEUFVILLE & MELY RAHN,
                                      TRUSTEES, U/A DATED 12/23/76 FBO
                                      JOHN P. de NEUFVILLE (6,500 units)


                                     By: /s/ John P. de Neufville
                                         ----------------------------------
                                     Title:Trustee
                                           --------------------------------


                                     JOHN P. de NEUFVILLE & MELY RAHN,
                                      TTEES, UAD 4/13/70 FBO
                                      PETER BAYON de NEUFVILLE (3,500 units)


                                     By: /s/ John P. de Neufville
                                        -----------------------------------
                                     Title:Trustee
                                           --------------------------------


                                     JOHN P. de NEUFVILLE & MELY RAHN,
                                      TTEES, UAD 4/13/70 FBO
                                      SUSAN de NEUFVILLE (3,500 units)


                                     By: /s/ John P. de Neufville
                                         ----------------------------------
                                     Title:Trustee
                                           --------------------------------

                                     JOHN P. de NEUFVILLE & MELY RAHN,
                                      TTEES, UAD 12/2/70 FBO
                                      THOMAS PIKE de NEUFVILLE (3,500 units)


                                     By: /s/ John P. de Neufville
                                        -----------------------------------
                                     Title:Trustee
                                           --------------------------------


                                     /s/ John W. Jackson
                                     --------------------------------------
                                     John W. Jackson (3,000 units)


                                     TAB PRODUCTS CO. PENSION PLAN
                                              (4,500 units)


                                     By:                 *
                                        -----------------------------------

                                     TEMPLE INLAND MASTER TRUST
                                             (25,000 units)


                                     By:                 *
                                        -----------------------------------


                                     By: BEA ASSOCIATES,
                                         Attorney-in-Fact


                                     By: /s/ Albert L. Zesiger
                                        -----------------------------------

                                     Title:Managing Director
                                           --------------------------------


                                     ARTHUR D. LITTLE EMPLOYEE
                                      INVESTMENT PLAN (22,000 units)


                                     By:                #
                                        -----------------------------------

                                     #By: BEA ASSOCIATES,
                                          as Investment Advisor

                                     By: /s/ Albert L. Zesiger
                                        -----------------------------------

                                     Title:Managing Director
                                           --------------------------------


                                     CLASS B HOLDERS:
                                     ---------------

                                     WARBURG PINCUS CAPITAL COMPANY, L.P.
                                             (21,359 shares)

                                     By: Warburg Pincus & Co.,
                                         General Partner


                                     By: /s/ Rodman W. Moorhead, III
                                        -----------------------------------

                                     Title:  Managing Director
                                            -------------------------------


                                     H&Q HEALTHCARE INVESTORS**
                                           (3,268 shares)


                                     By: /s/ Kimberley L. Carroll
                                        -----------------------------------

                                     Title:Treasurer
                                           --------------------------------

         **LIMITATION OF LIABILITY. The name H&Q Healthcare Investors is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated April 21, 1987, as amended. All persons dealing with H&Q Healthcare Investors must look solely to the trust property for the enforcement of any claim against H&G Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Healthcare Investors.



                                     H&Q LIFE SCIENCES INVESTORS***
                                              (1,500 units)


                                     By: /s/ Kimberley L. Carroll
                                        -----------------------------------

                                     Title:Treasurer
                                           --------------------------------


         ***LIMITATION OF LIABILITY. The name H&Q Life Sciences Investors is the designation of the Trustees for the time being under a Declaration of Trust dated February 20, 1992, as amended. All persons dealing with H&Q Life Sciences Investors must look solely to the trust property for the enforcement of any claim against H&Q Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Life Sciences Investors.

                                     H&Q VENTURE INVESTORS L.P.
                                             (807 shares)

                                     By: /s/ Jackie Berterretche
                                        -----------------------------------
                                     Title:
                                           --------------------------------
                                             Jackie Berterretche
                                             Attorney-in-Fact


                                     /s/ Alejandro Zaffaroni
                                     --------------------------------------
                                     Alejandro Zaffaroni, Ph.D.
                                            (688 shares)


                                     /s/ Alejandro Zaffaroni
                                     --------------------------------------
                                     Alejandro Zaffaroni, M.D.
                                          (1,000 shares)


                                     /s/ Alex Zaffaroni
                                     --------------------------------------
                                     Alex Zaffaroni (139 shares)


                                     /s/ Lea Zaffaroni
                                     --------------------------------------
                                     Lea Zaffaroni (1,000 shares)


                                     A. CAREY ZESIGER REVOCABLE TRUST
                                                (60 shares)

                                     By:              *
                                         ----------------------------------

                                                      *
                                     --------------------------------------
                                     Sheana Butler       (125 shares)

                                                      *
                                     --------------------------------------
                                     Nicola Zesiger      (60 shares)

                                                      *
                                     --------------------------------------
                                     Albert L. Zesiger, custodian for
                                     Alexa L. Zesiger (60 shares)

                                                        *
                                     --------------------------------------
                                     Barrie Ramsay Zesiger  (351 shares)


                                                        *
                                     --------------------------------------
                                     Lucy Butler Finley     (60 shares)


                                     DEAN WITTER FOUNDATION   (250 shares)

                                     By:                *
                                        -----------------------------------


                                                        *
                                     --------------------------------------
                                     Domenic Mizio       (275 shares)

                                                        *
                                     --------------------------------------
                                     Leonard Kingsley   (125 shares)

                                                        *
                                     --------------------------------------
                                     Andrew Heiskell    (351 shares)

                                                        *
                                     --------------------------------------
                                     Elizabeth Heller Mandell, trustee for
                                      Elizabeth Heller Mandell (185 shares)

                                                        *
                                     --------------------------------------
                                     Lewis Butler Finley   (60 shares)

                                                        *
                                     --------------------------------------
                                     Serra Butler Finley   (60 shares)


                                     AMERICAN MEDICAL INTERNATIONAL, INC.
                                     PENSION PLAN   (600 shares)

                                     By:                *
                                        -----------------------------------

                                     ALZA CORPORATION RETIREMENT PLAN
                                              (125 shares)

                                     By:             *
                                         ----------------------------------

                                     /s/ Albert L. Zesinger
                                     --------------------------------------
                                     Albert L. Zesiger (848 shares)

                                     *By:  BEA ASSOCIATES
                                           Attorney-in-Fact

                                           By: /s/ Albert L. Zesiger
                                              -----------------------------
                                              Albert L. Zesiger
                                              Managing Director

                                                                     Exhibit A
                                                                     ---------

                               CLASS C PURCHASERS
                               ------------------

PURCHASER
- ---------

Arthur D. Little Employee (BEA)
 Investment Plan
 (Kane & Co.)

de Neufville, John P.
 (various trusts)

H&Q Healthcare Investors

H&Q Life Sciences Investors

Jackson, John

Tab Products Co. Pension Plan (BEA)
 (Craig & Co.)

Temple Inland Master Trust (BEA)
 (Batterbox & Co.)

TKT Partners Limited Partnership

Warburg, Pincus Capital Company, L.P.

Zaffaroni, Alejandro

                                                                  Exhibit B
                                                                  ---------

                             INSTRUMENT OF ACCESSION
                             -----------------------

         Reference is made to that certain Amended and Restated Voting Rights Agreement dated as of November 3, 1993, a copy of which is attached hereto (as amended and in effect from time to time, the "Voting Rights Agreement"), among Transkaryotic Therapies, Inc., a Delaware corporation (the "Company") and the Purchasers (as defined therein).

         The undersigned, __________________, in order to become the owner or holder of _____ shares (the "Purchased Shares") of Class C Convertible Preferred Stock, $1.00 par value per share, of the Company, hereby agrees that by the undersigned's execution hereof (a) the undersigned is a Purchaser party to the Voting Rights Agreement subject to all of the restrictions and conditions applicable to Purchasers set forth in the Voting Rights Agreement, and (b) all of the Purchased Shares constitute Voting Securities subject to all the restrictions and conditions applicable to Voting Securities as set forth in the Voting Rights Agreement. This Instrument of Accession shall take effect and shall become a part of the Voting Rights Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the State of Delaware.

                                        Signature: ___________________________

                                        Address: _____________________________

                                           ___________________________________

                                      Date: __________________________________

ACCEPTED:

TRANSKARYOTIC THERAPIES, INC.

BY: ___________________________

Date: _________________________

            Amendment to Amended and Restated Voting Rights Agreement

         This Amendment to the Amended and Restated Voting Rights Agreement dated as of November 3, 1993 (the "Voting Rights Agreement") by and among Transkaryotic Therapies, Inc., a Delaware corporation (the "Company"), the holders of the Company's Class B Preferred Stock and the Purchasers listed on EXHIBIT A thereto (collectively, the "Purchasers") is dated as of May 18, 1994 (the "Amendment") by and among the Company, Marion Merrell Dow, Inc., a Delaware corporation ("MMD"), and the holders (the "Holders") of at least 66 2/3% of the Additional Preferred Stock, as such term is defined in the Voting Rights Agreement.

         WHEREAS, pursuant to the Voting Rights Agreement, each Purchaser has agreed to vote its respective Voting Securities (as defined in the Voting Rights Agreement) in accordance with the terms of the Voting Rights Agreement; and

         WHEREAS, in connection with the purchase of shares of the Company's Class D Preferred Stock, $.01 par value per share (the "Class D Preferred Stock") by MMD, the Company and the Purchasers desire to amend the Voting Rights Agreement to include MMD as a Purchaser under the Voting Rights Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1    AMENDMENT OF VOTING RIGHTS AGREEMENT. The Voting Rights Agreement is hereby amended as follows:

         1.1 The Voting Rights Agreement is hereby amended to include MMD as a Purchaser under the Voting Rights Agreement.

         1.2 The term "Voting Securities", as defined in Section 1.2 of the Voting Rights Agreement, is hereby amended to include (i) the Class D Preferred Stock held by MMD and (ii) all shares of Common Stock issued to MMD upon conversion of the Class D Preferred Stock.

         1.3 The first paragraph of Section 2 of the Voting Rights Agreement is hereby deleted in its entirety and the following is substituted therefor:

               2. VOTING RIGHTS. Each Purchaser hereby agrees to vote its respective Voting Securities, and otherwise to use its respective best efforts as a shareholder, director and/or officer of the Company, to fix the number of directors of the Company at six (6) and to elect to the Board of Directors (i) two members designated by the holders of a majority of the Class A Preferred Stock, (ii) two members designated by management of the Company, (iii) one member designated by the holders of the Class B Preferred Stock, Class C Preferred Stock and Class D Preferred Stock (collectively, the "Additional Preferred Stock") voting together as one class (the number of votes of each such holder being equal to the number of shares of Common Stock into which such shares of Preferred Stock are convertible on the applicable record date), and (iv) one member designated by the Board of Directors (each a "Designating Party").

         1.4 Section 3, clause (iii) of the Voting Rights Agreement is hereby deleted in its entirety and the following is substituted therefor:

              (iii) the date on which there are no shares of Class B Preferred Stock, Class C Preferred Stock and Class D Preferred Stock outstanding.

         1.5 Except as expressly amended hereby, the Voting Rights Agreement shall remain in full force and effect.

2    Miscellaneous.
     -------------

         2.1 NOTICES. Except as otherwise specifically provided herein, all notices, requests, demands, and other communications hereunder shall be delivered personally or by facsimile (and promptly confirmed by telephone, personal delivery or courier) or given by prepaid nationally-recognized overnight courier service or by prepaid certified or registered mail, return receipt requested, or by prepaid telegram, addressed as follows:

         (a) if to MMD:

                   Marion Merrell Dow, Inc.
                   9300 Ward Parkway, P.O. Box 8480
                   Kansas City, Missouri 64114-0480
                   Attention:  General Counsel
                   Telephone: (816) 966-4000
                   Telecopy: (816) 966-3805

         with copies to:

                   Shook, Hardy & Bacon P.C.
                   One Kansas City Place
                   1200 Main Street
                   Kansas City, Missouri 64105
                   Attention:  Randall B. Sunberg, Esq.
                   Telephone: (816) 474-6550
                   Telecopy: (816) 421-5547

         (b)       if to the Company:

                   Transkaryotic Therapies, Inc.
                   195 Albany Street
                   Cambridge, Massachusetts 02139
                   Attention:  Chief Executive Officer
                   Telephone: (617) 349-0200
                   Telecopy: (617)
         with a copy to:

                   Palmer & Dodge
                   One Beacon Street
                   Boston, Massachusetts 02108
                   Attention:  Peter Wirth, Esq.
                   Telephone: (617) 573-0100
                   Telecopy: (617) 227-4420

         (c)  if to the Purchasers:

                   at the addresses indicated in the Voting Rights Agreement

or to such other address as shall have been designated in writing by any party pursuant hereto. All notices, requests, demands and other communications hereunder shall be effective on the earlier of (i) actual receipt, with telephonic confirmation in the case of a facsimile, and (ii) three (3) business days after deposit in the U.S. mails or delivery to a nationally-recognized overnight courier service in accordance with this Section.

         2.2 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof.

         2.3 HEADINGS. The headings contained in this Amendment are for reference purposes only and shall not affect the meaning, interpretation, enforceability or validity of this Amendment.

         2.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same document.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Company, the Holders and MMD have each caused this Amendment to Amended and Restated Voting Rights Agreement to be executed by their duly authorized officers as of the date first written above.

                                  TRANSKARYOTIC THERAPIES, INC.


                                   /s/ K. Michael Forrest
                                  --------------------------------------------
                                  By:  K. Michael Forrest
                                  Its: President and CEO


                                  MARION MERRELL DOW, INC.


                                   /s/ Terry J. Shelton
                                  --------------------------------------------
                                  By: Terry J. Shelton
                                  Its: V.P., Licensing and Business Development


                                  PURCHASERS

                                  WARBURG PINCUS CAPITAL COMPANY, L.P.


                                  By:  Warburg Pincus & Co., General Partner


                                  By: /s/ James E. Thomas
                                     -----------------------------------------

                                  Title: Partner


                                  H&Q HEALTHCARE INVESTORS


                                  By: /s/ Kimberley L. Carroll
                                     -----------------------------------------

                                  Title: Treasurer

                                   H&Q LIFE SCIENCES INVESTORS


                                   By: /s/ Kimberley L. Carroll
                                      ------------------------------------

                                   Title: Treasurer


                                   TAB PRODUCTS CO. PENSION PLAN

                                   By:  BEA Associates, Attorney-in-Fact


                                   By: /s/ Albert L. Zesiger
                                      ------------------------------------

                                   Title: Managing Director


                                   TEMPLE INLAND MASTER TRUST

                                   By:  BEA Associates, Attorney-in-Fact


                                   By: /s/ Albert L. Zesiger
                                      ------------------------------------

                                   Title: Managing Director


                                   ARTHUR D. LITTLE EMPLOYEE INVESTMENT
                                   PLAN

                                   By:  BEA Associates, as Investment Advisor


                                   By: /s/ Albert L. Zesiger
                                      ------------------------------------

                                   Title: Managing Director

                                  KTK PARTNERS LIMITED PARTNERSHIP

                                  By:  Medical Portfolio Management, Inc., as
                                       General Partner


                                  By: /s/ Ansbert Gadicke
                                      ------------------------------------

                                  Title: Managing Director

        Second Amendment to Amended and Restated Voting Rights Agreement

         This Second Amendment to the Amended and Restated Voting Rights Agreement dated as of November 3, 1993 by and among Transkaryotic Therapies, Inc., a Delaware corporation (the "Company"), the holders of the Company's Class B Preferred Stock and the Purchasers listed on EXHIBIT A thereto (collectively, the "Purchasers"), as amended by the Amendment to Amended and Restated Voting Rights Agreement dated as of May 18, 1994 (the "Voting Rights Agreement"), is dated as of March 1, 1995 (the "Second Amendment") by and among the Company and the holders (the "Holders") of at least 66 2/3% of the Additional Preferred Stock, as such term is defined in the Voting Rights Agreement.

         WHEREAS, pursuant to the Voting Rights Agreement, each Purchaser has agreed to vote its respective Voting Securities (as defined in the Voting Rights Agreement) in accordance with the terms of the Voting Rights Agreement; and

         WHEREAS, in connection with the purchase of shares of the Company's Class E Preferred Stock, $.01 par value per share (the "Class E Preferred Stock") by Marion Merrell Dow Inc. ("MMD"), the Company and the Purchasers desire to amend the Voting Rights Agreement to include the Class E Preferred Stock as Voting Securities under the Voting Rights Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1    AMENDMENT OF VOTING RIGHTS AGREEMENT.  The Voting Rights Agreement is
hereby amended as follows:

         1.1 The term "Voting Securities", as defined in Section 1.2 of the Voting Rights Agreement, is hereby amended to include (i) the Class E Preferred Stock held by MMD and (ii) all shares of Common Stock issued to MMD upon conversion of the Class E Preferred Stock.

         1.2 The first paragraph of Section 2 of the Voting Rights Agreement is hereby deleted in its entirety and the following is substituted therefor:

               2. VOTING RIGHTS. Each Purchaser hereby agrees to vote its respective Voting Securities, and otherwise to use its respective best efforts as a shareholder, director and/or officer of the Company, to fix the number of directors of the Company at six (6) and to elect to the Board of Directors (i) two members designated by the holders of a majority of the Class A Preferred Stock, (ii) two members designated by management of the Company, (iii) one member designated by the holders of the Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock and Class E Preferred Stock (collectively, the "Additional Preferred Stock") voting together as one class (the number of votes of each such holder being equal to the number of shares of Common Stock into which such shares of Preferred Stock are convertible on the applicable record date), and (iv) one member designated by the Board of Directors (each a "Designating Party").

         1.3 Section 3, clause (iii) of the Voting Rights Agreement is hereby deleted in its entirety and the following is substituted therefor:

               (iii) the date on which there are no shares of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock and Class E Preferred Stock outstanding.

         1.4 Except as expressly amended hereby, the Voting Rights Agreement shall remain in full force and effect.

2    Miscellaneous.
     -------------

         2.1 GOVERNING LAW. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof.

         2.2 HEADINGS. The headings contained in this Second Amendment are for reference purposes only and shall not affect the meaning, interpretation, enforceability or validity of this Second Amendment.

         2.3 COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same document.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Company and the Holders have each caused this Second Amendment to Amended and Restated Voting Rights Agreement to be executed by their duly authorized officers as of the date first written above.

                                  TRANSKARYOTIC THERAPIES, INC.


                                   /s/ Richard F. Selden
                                  -------------------------------------------
                                  By: Richard F. Selden
                                  Its:  President and CEO


                                  HOLDERS


                                  MARION MERRELL DOW, INC.


                                   /s/ Terry J. Shelton
                                  -------------------------------------------
                                  By: Terry J. Shelton
                                  Its: V.P., Licensing and Business Development


                                  WARBURG PINCUS CAPITAL COMPANY, L.P.


                                  By:  Warburg Pincus & Co., General Partner


                                  By: /s/ James E. Thomas
                                     ----------------------------------------

                                  Title: Managing Director


                                  H&Q HEALTHCARE INVESTORS


                                  By: /s/ Alan Carr
                                     ----------------------------------------

                                  Title: President

                                  H&Q LIFE SCIENCES INVESTORS


                                  By: /s/ Alan Carr
                                     ----------------------------------------

                                  Title: President


                                  TAB PRODUCTS CO. PENSION PLAN

                                  By:  BEA Associates, Attorney-in-Fact


                                  By: /s/ Albert L. Zesiger
                                     ----------------------------------------

                                  Title: Managing Director


                                  TEMPLE INLAND MASTER TRUST

                                  By:  BEA Associates, Attorney-in-Fact


                                  By: /s/ Albert L. Zesiger
                                     ----------------------------------------

                                  Title: Managing Director


                                  ARTHUR D. LITTLE EMPLOYEE INVESTMENT
                                  PLAN

                                  By:  BEA Associates, as Investment Advisor


                                  By: /s/ Albert L. Zesiger
                                     ----------------------------------------

                                  Title: Managing Director

                                  KTK PARTNERS LIMITED PARTNERSHIP

                                  By:  Medical Portfolio Management, Inc., as
                                       General Partner


                                  By: /s/ Ansbert Gadicke
                                     ----------------------------------------

                                  Title: President

         Third Amendment to Amended and Restated Voting Rights Agreement

         This Third Amendment to the Amended and Restated Voting Rights Agreement dated as of November 3, 1993 by and among Transkaryotic Therapies, Inc., a Delaware corporation (the "Company"), the holders of the Company's Class B Preferred Stock and the Purchasers listed on EXHIBIT A thereto (collectively, the "Purchasers"), as amended by the Amendment to Amended and Restated Voting Rights Agreement dated as of May 18, 1994 and as further amended by the Second Amendment to Amended and Restated Voting Rights Agreement dated as of March 1, 1995 (the "Voting Rights Agreement"), is dated as of October 26, 1995 (the "Third Amendment") by and among the Company and the holders (the "Holders") of at least 66 2/3% of the Additional Preferred Stock, as such term is defined in the Voting Rights Agreement.

         WHEREAS, pursuant to the Voting Rights Agreement, each Purchaser has agreed to vote its respective Voting Securities (as defined in the Voting Rights Agreement) in accordance with the terms of the Voting Rights Agreement; and

         WHEREAS, in connection with the purchase of shares of the Company's Class F Preferred Stock, $.01 par value per share (the "Class F Preferred Stock") by the Purchasers (the "Class F Purchasers") listed on SCHEDULE A hereto, the Company and the Purchasers desire to amend the Voting Rights Agreement to include the Class F Preferred Stock as Voting Securities under the Voting Rights Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1    AMENDMENT OF VOTING RIGHTS AGREEMENT.  The Voting Rights Agreement is
hereby amended as follows:

         1.1 The term "VOTING SECURITIES", as defined in Section 1.2 of the Voting Rights Agreement, is hereby amended to include (i) the Class F Preferred Stock held by the Class F Purchasers and (ii) all shares of Common Stock issued to the Class F Purchasers upon conversion of the Class F Preferred Stock.

         1.2 The first paragraph of Section 2 of the Voting Rights Agreement is hereby deleted in its entirety and the following is substituted therefor:

               2. VOTING RIGHTS. Each Purchaser hereby agrees to vote its respective Voting Securities, and otherwise to use its respective best efforts as a shareholder, director and/or officer of the Company, to fix the number of directors of the Company at six (6) and to elect to the Board of Directors (i) two members designated by the holders of a majority of the Class A Preferred Stock, (ii) two members designated by management of the Company, (iii) one member designated by the holders of the Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Class F Preferred Stock (collectively, the "Additional Preferred Stock") voting together as one class (the number of votes of each such holder being equal to the number of shares of Common Stock into which such shares of Preferred Stock are convertible on the applicable record date), and (iv) one member designated by the Board of Directors (each a "Designating Party").

         1.3 Section 3, clause (iii) of the Voting Rights Agreement is hereby deleted in its entirety and the following is substituted therefor:

               (iii) the date on which there are no shares of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Class F Preferred Stock outstanding.

         1.4 Except as expressly amended hereby, the Voting Rights Agreement shall remain in full force and effect.

2    Miscellaneous.
     -------------

         2.1 GOVERNING LAW. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof.

         2.2 HEADINGS. The headings contained in this Third Amendment are for reference purposes only and shall not affect the meaning, interpretation, enforceability or validity of this Third Amendment.

         2.3 COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same document.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Company, the Holders and the Purchasers have each caused this Third Amendment to Amended and Restated Voting Rights Agreement to be executed by their duly authorized officers as of the date first written above.

                                   TRANSKARYOTIC THERAPIES, INC.


                                    /s/ Richard F. Selden
                                   -------------------------------------------
                                   By: Richard F. Selden
                                   Its: President and CEO


                                   HOLDERS


                                   HOECHST MARION ROUSSEL, INC.


                                    /s/ Terry J. Shelton
                                   -------------------------------------------
                                   By: Terry J. Shelton
                                   Its: V.P. Licensing and Business Devlopment


                                   WARBURG PINCUS CAPITAL COMPANY, L.P.


                                   By:  Warburg Pincus & Co., General Partner


                                   By: /s/ James E. Thomas
                                      ----------------------------------------

                                   Title: Partner


                                   H&Q HEALTHCARE INVESTORS


                                   By: /s/ Alan Carr
                                      ----------------------------------------

                                   Title: President

                                  H&Q LIFE SCIENCES INVESTORS


                                  By: /s/ Alan Carr
                                     -----------------------------------------

                                  Title: President


                                  TAB PRODUCTS CO. PENSION PLAN

                                  By:  BEA Associates, Attorney-in-Fact


                                  By: /s/ Michael E. Guarasici, Jr.
                                     -----------------------------------------

                                  Title: V.P. Finance


                                  TEMPLE INLAND MASTER TRUST

                                  By:  BEA Associates, Attorney-in-Fact


                                  By: /s/ Michael E. Guarasici, Jr.
                                     -----------------------------------------

                                  Title: V.P. Finance


                                  ARTHUR D. LITTLE EMPLOYEE INVESTMENT
                                  PLAN

                                  By:  Zesiger Capital Group, Attorney-in-Fact


                                  By: /s/ Mary Estabil
                                     -----------------------------------------

                                  Title: Private Placement Administrator

                                  KTK PARTNERS LIMITED PARTNERSHIP

                                  By:  Medical Portfolio Management, Inc., as
                                       General Partner


                                  By: /s/ A.S. Gadicke
                                     -----------------------------------------

                                  Title: President


                                  AUDA SECURITIES GmbH


                                  By: /s/ Marcel Giacommetti
                                     -----------------------------------------

                                  Title: Officer



                                   /s/ Franz Burda   /s/ M. Bacher
                                  --------------------------------------------
                                  Franz Burda
                                  Frieder Burda


                                  HANSEATIC CORPORATION

                                  By: /s/ Paul Biddleman
                                     -----------------------------------------

                                  Title: Treasurer


                                   /s/ L. Frances  /s/ D. Rush
                                  --------------------------------------------
                                  Oppenheim Vermogenstreuhand GmbH


                                   /s/ Klaus Neugebauer
                                  --------------------------------------------
                                  Dr. Klaus Neugebauer

        Fourth Amendment to Amended and Restated Voting Rights Agreement

         This Fourth Amendment to the Amended and Restated Voting Rights Agreement dated as of November 3, 1993 by and among Transkaryotic Therapies, Inc., a Delaware corporation (the "Company"), the holders of the Company's Class B Preferred Stock and the Purchasers listed on EXHIBIT A thereto (collectively, the "Purchasers"), as amended by the Amendment to Amended and Restated Voting Rights Agreement dated as of May 18, 1994, as amended by the Second Amendment to Amended and Restated Voting Rights Agreement dated as of March 1, 1995 and as further amended by the Third Amendment to the Amended and Restated Voting Rights Agreement dated as of October 26, 1995 (the "Voting Rights Agreement"), is dated as of July 10, 1996 (the "Fourth Amendment") by and among the Company and the holders (the "Holders") of at least 66 2/3% of the Additional Preferred Stock, as such term is defined in the Voting Rights Agreement.

         WHEREAS, pursuant to the Voting Rights Agreement, each Purchaser has agreed to vote its respective Voting Securities (as defined in the Voting Rights Agreement) in accordance with the terms of the Voting Rights Agreement; and

         WHEREAS, in connection with the purchase of shares of the Company's Class G Preferred Stock, $.01 par value per share (the "Class G Preferred Stock") by the Purchasers (the "Class G Purchasers") listed on SCHEDULE A hereto, the Company and the Purchasers desire to amend the Voting Rights Agreement to include the Class G Preferred Stock as Voting Securities under the Voting Rights Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1    AMENDMENT OF VOTING RIGHTS AGREEMENT.  The Voting Rights Agreement is
hereby amended as follows:

         1.1 The term "VOTING SECURITIES", as defined in Section 1.2 of the Voting Rights Agreement, is hereby amended to include (i) the Class G Preferred Stock held by the Class G Purchasers and (ii) all shares of Common Stock issued to the Class G Purchasers upon conversion of the Class G Preferred Stock.

         1.2 The first paragraph of Section 2 of the Voting Rights Agreement is hereby deleted in its entirety and the following is substituted therefor:

               2. VOTING RIGHTS. Each Purchaser hereby agrees to vote its respective Voting Securities, and otherwise to use its respective best efforts as a shareholder, director and/or officer of the Company, to fix the number of directors of the Company at six (6) and to elect to the Board of Directors (i) two members designated by the holders of a majority of the Class A Preferred Stock, (ii) two members designated by management of the Company, (iii) one member designated by the holders of the Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, Class F Preferred Stock and Class G Preferred Stock (collectively, the "Additional Preferred Stock") voting together as one class (the number of votes of each such holder being equal to the number of shares of Common Stock into which such shares of Preferred Stock are convertible on the applicable record date), and (iv) one member designated by the Board of Directors (each a "Designating Party").

         1.3 Section 3, clause (iii) of the Voting Rights Agreement is hereby deleted in its entirety and the following is substituted therefor:

               (iii) the date on which there are no shares of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, Class F Preferred Stock and Class G Preferred Stock outstanding.

         1.4 Except as expressly amended hereby, the Voting Rights Agreement shall remain in full force and effect.

2    Miscellaneous.
     -------------

         2.1 GOVERNING LAW. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof.

         2.2 HEADINGS. The headings contained in this Fourth Amendment are for reference purposes only and shall not affect the meaning, interpretation, enforceability or validity of this Fourth Amendment.

         2.3 COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same document.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Company, the Holders and the Purchasers have each caused this Fourth Amendment to Amended and Restated Voting Rights Agreement to be executed by their duly authorized officers as of the date first written above.

                                  TRANSKARYOTIC THERAPIES, INC.


                                   /s/ Richard F. Selden
                                  ----------------------------------------
                                  By: Richard F. Selden
                                  Title: President and CEO


                                  HOLDERS


                                  HOECHST MARION ROUSSEL, INC.


                                   /s/ Charles W. Dalton
                                  ----------------------------------------
                                  By: Charles W. Dalton
                                  Title: Vice President


                                  WARBURG PINCUS CAPITAL COMPANY, L.P.


                                  By:  Warburg Pincus & Co., General Partner


                                  By: /s/ James E. Thomas
                                     -------------------------------------

                                  Title: Partner


                                  H&Q HEALTHCARE INVESTORS


                                  By: /s/ Alan Carr
                                     -------------------------------------

                                  Title: President

                                  H&Q LIFE SCIENCES INVESTORS


                                  By: /s/ Alan Carr
                                     -------------------------------------

                                  Title: President


                                  H&Q VENTURE INVESTORS


                                  By:
                                     -------------------------------------

                                  Title:
                                         ---------------------------------



                                  KTK PARTNERS LIMITED PARTNERSHIP

                                  By:  Medical Portfolio Management, Inc., as
                                       General Partner


                                  By: /s/ Elline Hildebrandt
                                     -------------------------------------

                                  Title: Vice President


                                  PURCHASERS

                                  BIOTECH TARGET, S.A.

                                  By: /s/ Hans Jorge Graf
                                     -------------------------------------

                                  Title:
                                         ---------------------------------


                                  By: /s/ Andreas Bremer
                                     -------------------------------------

                                  Title:
                                         ---------------------------------